Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents
Cash and cash equivalents

18. Cash and cash equivalents

	December 31,
	2017	2016	2015
	(Euro, in thousands)
Cash at banks	€288,052	€357,630	€240,292
Term deposits	713,446	515,632	100,000
Money market funds	149,711	99,977	—
Cash on hand	3	2	22
Total cash and cash equivalents	€1,151,211	€973,241	€340,314

We reported a cash position of €1,151.2 million at the end of December 2017 compared to €973.2 million at year-end 2016. Net cash used in operating activities amounted to €147.0 million for the year ended December 31, 2017.  The net cash used in investing activities amounted to €0.5 million for the year ended December 31, 2017. The net cash generated  from financing activities amounted to €353.4 million for the year ended December 31, 2017, which can mainly be attributed to the public offering in the United States of Galapagos shares for which the cash proceeds from capital and share premium increases amounted to €348.1 million, net of issue costs. In addition, proceeds received on exercise of warrants contributed to cash generated in financing activities in 2017 for an amount of €5.3 million. Finally, €27.8 million of foreign currency exchange rate differences on our cash held in foreign currency negatively impacted the ending balance of our cash and cash equivalents.

We reported a cash position of €973.2 million at the end of December 2016. The operating activities generated €239.4 million in 2016 primarily due to the license fee of $300 million (€275.6 million) received from Gilead in relation with our collaboration agreement on filgotinib, while the investing activities reported use of €7.3 million. The financing activities brought €396.0 million of cash in-flow mainly due to the subscription of Galapagos shares by Gilead on January 19, 2016 ( net proceeds of €391.9 million) and due to warrant exercises (€4.3 million).

We reported a cash position of €340.3 million at the end of December 2015. The operating and investing activities reported use of respectively €114.6 million and €4.3 million of cash in 2015 while the financing activities brought €271.4 million of cash in-flow mainly due to the proceeds of a recent global offering and concurrent listing on NASDAQ (€259.4 million) and due to warrant exercises (€12 million).

Cash and cash equivalents comprise cash at banks, short term bank deposits and money market funds that are readily convertible to cash and are subject to an insignificant risk of changes in value. Our cash management strategy monitors and optimizes our liquidity position. Our cash management strategy may allow short term deposits with an original maturity exceeding 3 months while monitoring all liquidity aspects. Cash and cash equivalents comprised €713.4 million of term deposits which all  had an original maturity longer than 3 months. All cash and cash equivalents are available upon maximum one month notice period. Cash at banks were mainly composed of savings accounts and current accounts. We maintain our bank deposits in highly rated financial institutions to reduce credit risk. Cash invested in highly liquid money market funds represented €149.7 million and was aimed at meeting short-term cash commitments, while reducing the counterparty risk of investment.

On December 31, 2017 our cash and cash equivalents included $241.3 million held in U.S.dollars, which could generate a foreign currency exchange gain or loss in our financial results in accordance with the fluctuation of the EUR/U.S.dollar exchange rate as our functional currency is EUR. We expect to use this cash held in U.S.dollars to settle our future payables in U.S.dollars, which will be primarily linked to our global collaboration with Gilead for the development of filgotinib.